Exhibit 10.24

BASE SALARIES OF NAMED EXECUTIVE OFFICERS OF THE REGISTRANT

         Set forth below are the 2006 annual base salaries of the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) of Wisconsin Energy Corporation. Unless otherwise noted, the named executive officers serve in the positions indicated for Wisconsin Energy Corporation (WEC) and its wholly-owned subsidiaries, Wisconsin Electric Power Company (WE) and Wisconsin Gas LLC (WG), both reporting companies under the Securities and Exchange Act of 1934, as amended.

        Gale E. Klappa                                                    $1,005,000
         Chairman of the Board, President
         and Chief Executive Officer

        Frederick D. Kuester                                           $582,000
         Executive Vice President of WEC and WG;
         Executive Vice President and Chief
         Operating Officer of WE

        Allen L. Leverett                                                  $538,200
         Executive Vice President and Chief
         Financial Officer

        Larry Salustro                                                      $424,872
         Executive Vice President and
         General Counsel

        Kristine A. Rappé                                                $360,528
         Senior Vice President and Chief
         Administrative Officer